EXHIBIT 99.2
                                  ------------

                           The Class A-1 Confirmation.

[BEAR STEARNS LOGO]                         BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009

                                    Exhibit A

DATE:                      July 27, 2006

TO:                        Deutsche Bank National Trust Company, not in its
                           individual capacity but solely as Trustee created
                           under the Pooling and Servicing Agreement dated as of
                           July 1, 2006 in respect of Residential Asset
                           Securitization Trust 2006-A10
ATTENTION:                 Trust Administration - IN0610
TELEPHONE:                 1-714-247-6000
FACSIMILE:                 1-714-646-2626

FROM:                      Derivatives Documentation
TELEPHONE:                 1-212-272-2711
FACSIMILE:                 1-212-272-9857

SUBJECT:                   Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER(S):       FXNEC8555

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Deutsche Bank National Trust Company, not in its individual capacity but solely as Trustee created under the Pooling and Servicing Agreement dated as of July 1, 2006 in respect of Residential Asset Securitization Trust 2006-A10 ("Counterparty"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the ISDA Form Master Agreement (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms used and not otherwise defined herein, in the ISDA Form Master Agreement or the Definitions shall have the meanings assigned to them in the Pooling and Servicing Agreement, dated as of July 1, 2006 among IndyMac MBS, Inc., as depositor, IndyMac Bank F.S.B., as sponsor, seller and servicer and Deutsche Bank National Trust Company, as trustee (the "Pooling and Servicing Agreement"). Each reference to a "Section" or to a "Section" "of this Agreement" will be construed as a reference to a Section of the ISDA Form Master Agreement.

Reference Number: FXNEC8555
Deutsche Bank National Trust Company, not in its individual capacity but solely as Trustee created under the Pooling and Servicing Agreement dated as of July 1, 2006 in respect of Residential Asset Securitization Trust 2006-A10
July 27, 2006
Page 2 of 15

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Type of Transaction:                 Rate Cap

      Notional Amount:                     With respect to any Calculation
                                           Period, the amount set forth for such
                                           period on the Schedule of Notional
                                           Amounts.

      Trade Date:                          July 24, 2006

      Effective Date:                      July 27, 2006

      Termination Date:                    September 25, 2014

      Fixed Amount (Premium):              Inapplicable. The Fixed Amount will
                                           be paid under the Old Transaction

      Floating Amounts:

             Floating Rate Payer:          BSFP

             Cap Rate:                     5.85000%

             Floating Rate Payer
             Period End Dates:             The 25th calendar day of each month
                                           during the Term of this Transaction,
                                           commencing August 25, 2006 and ending
                                           on the Termination Date, with No
                                           Adjustment.

             Floating Rate Payer
             Payment Dates:                Early Payment shall be applicable.
                                           The Floating Rate Payer Payment Dates
                                           shall be one Business Day preceding
                                           each Floating Rate Payer Period End
                                           Date.

             Floating Rate Option:         USD-LIBOR-BBA, provided, however,
                                           that if the Floating Rate determined
                                           from such Floating Rate Option for
                                           any Calculation Period is greater
                                           than 9.10000% then the Floating Rate
                                           for such Calculation Period shall be
                                           deemed to be 9.10000%

             Designated Maturity:          One month

Reference Number: FXNEC8555
Deutsche Bank National Trust Company, not in its individual capacity but solely as Trustee created under the Pooling and Servicing Agreement dated as of July 1, 2006 in respect of Residential Asset Securitization Trust 2006-A10
July 27, 2006
Page 3 of 15

      Floating Rate Day
      Count Fraction:                      30/360

      Reset Dates:                         The first day of each Calculation
                                           Period.

      Compounding:                         Inapplicable

      Business Days:                       New York

      Business Day Convention:             Following

3.   Additional Provisions:                1) Each party hereto is hereby
                                           advised and acknowledges that the
                                           other party has engaged in (or
                                           refrained from engaging in)
                                           substantial financial transactions
                                           and has taken (or refrained from
                                           taking) other material actions in
                                           reliance upon the entry by the
                                           parties into the Transaction being
                                           entered into on the terms and
                                           conditions set forth herein and in
                                           the Agreement relating to such
                                           Transaction, as applicable. This
                                           paragraph (1) shall be deemed
                                           repeated on the trade date of each
                                           Transaction.

4.   Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
     Agreement:

1) [Intentionally omitted]

2) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

3) Termination Provisions. For purposes of the Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or to Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement shall not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

Reference Number: FXNEC8555
Deutsche Bank National Trust Company, not in its individual capacity but solely as Trustee created under the Pooling and Servicing Agreement dated as of July 1, 2006 in respect of Residential Asset Securitization Trust 2006-A10
July 27, 2006
Page 4 of 15

(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:


      (i) Market Quotation will apply.

      (ii) The Second Method will apply.

(g) "Termination Currency" means United States Dollars.

(h) Tax Event. The provisions of Section 2(d)(i)(4) and 2(d)(ii) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty and neither BSFP nor Counterparty shall be required to pay any additional amounts referred to therein.

4) Tax Representations. Not Applicable

5) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to Counterparty or otherwise returns to Counterparty upon demand of Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party, or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BSFP as the Burdened Party.

6) Documents to be Delivered. For the purpose of Section 4(a) (i) and 4(a)
(iii):

(1)  Tax forms, documents, or certificates to be delivered are:

Reference Number: FXNEC8555
Deutsche Bank National Trust Company, not in its individual capacity but solely as Trustee created under the Pooling and Servicing Agreement dated as of July 1, 2006 in respect of Residential Asset Securitization Trust 2006-A10
July 27, 2006
Page 5 of 15

Party required to deliver document    Form/Document/                     Date by which to
                                      Certificate                        Be delivered
BSFP and                              Any document required or           Promptly after the earlier of (i) reasonable
Counterparty                          reasonably requested to            demand by either party or (ii) learning that such
                                      allow the other party to           form or document is required
                                      make payments under this
                                      Agreement without any
                                      deduction or withholding
                                      for or on the account of
                                      any Tax or with such
                                      deduction or withholding
                                      at a reduced rate


(2)  Other documents to be delivered are:

Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation
BSFP and                 Any documents required by the   Upon the execution and        Yes
Counterparty             receiving party to evidence     delivery of this Agreement
                         the authority of the            and such Confirmation
                         delivering party or its Credit
                         Support Provider, if any, for
                         it to execute and deliver this
                         Agreement, any Confirmation,
                         and any Credit Support
                         Documents to which it is a
                         party, and to evidence the
                         authority of the delivering
                         party or its Credit Support
                         Provider to perform its
                         obligations under this
                         Agreement, such

Reference Number: FXNEC8555
Deutsche Bank National Trust Company, not in its individual capacity but solely as Trustee created under the Pooling and Servicing Agreement dated as of July 1, 2006 in respect of Residential Asset Securitization Trust 2006-A10
July 27, 2006
Page 6 of 15


Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation
                         Confirmation and/or Credit
                         Support Document, as the
                         case may be

BSFP and Counterparty    A certificate of an             Upon the execution and        Yes
                         authorized officer of the       delivery of this Agreement
                         party, as to the incumbency
                         and authority of the
                         respective officers of the
                         party signing this Agreement.

BSFP                     Legal opinion(s) with respect   Upon the execution and        No
                         to such party and its Credit    delivery of this Agreement
                         Support Provider, if any, for   and any Confirmation
                         it reasonably satisfactory in
                         form and substance to the
                         other party relating to the
                         enforceability of the party's
                         obligations under this
                         Agreement.

BSFP                     A copy of the most recent       Promptly after request by     Yes
                         annual report of such           the other party
                         party (only if available) and
                         its Credit Support Provider,
                         if any, containing in all
                         cases audited consolidated
                         financial statements for each
                         fiscal year certified by
                         independent certified public
                         accountants and

Reference Number: FXNEC8555
Deutsche Bank National Trust Company, not in its individual capacity but solely as Trustee created under the Pooling and Servicing Agreement dated as of July 1, 2006 in respect of Residential Asset Securitization Trust 2006-A10
July 27, 2006
Page 7 of 15


Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation
                         prepared in
                         accordance with generally
                         accepted accounting
                         principles in the United
                         States or in the country in
                         which such party is organized

Counterparty             An executed copy of the         Within 30 days after the      No
                         Pooling and Servicing           date of this Agreement.
                         Agreement/Indenture


7)  Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

         Address for notices or communications to BSFP:

                  Address:        383 Madison Avenue, New York, New York  10179
                  Attention:      DPC Manager - 36th Floor
                  Facsimile:      (212) 272-5823

         with a copy to:

                  Address: One Metrotech Center North, Brooklyn, New York 11201
                  Attention:      Derivative Operations - 7th Floor
                  Facsimile:      (212) 272-1634

                  (For all purposes)

         Address for notices or communications to the Counterparty:

                  Address:          Deutsche Bank National Trust Company
                                    1761 E. St. Andrew Place
                                    Santa Ana, CA 92705
                  Attention:        Trust Administration - IN0610
                  Facsimile:        1-714-656-2626

Reference Number: FXNEC8555
Deutsche Bank National Trust Company, not in its individual capacity but solely as Trustee created under the Pooling and Servicing Agreement dated as of July 1, 2006 in respect of Residential Asset Securitization Trust 2006-A10
July 27, 2006
Page 8 of 15

                  Telephone:        1-714-247-6000

                  (For all purposes)

(b) Process Agent. For the purpose of Section 13(c) of the ISDA Form Master Agreement:

                  BSFP appoints as its
                  Process Agent:            Not Applicable

                  The Counterparty appoints as its
                  Process Agent:            Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

         BSFP is not a Multibranch Party.

         Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution that could qualify as a Reference Market-maker to act as Calculation Agent.

(f)      Credit Support Document.  Not applicable for either BSFP or
         Counterparty.

(g)      Credit Support Provider.

         BSFP: Not Applicable

         Counterparty: Not Applicable

(h) Governing Law. The parties to this ISDA Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Non-Petition. BSFP hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute

Reference Number: FXNEC8555
Deutsche Bank National Trust Company, not in its individual capacity but solely as Trustee created under the Pooling and Servicing Agreement dated as of July 1, 2006 in respect of Residential Asset Securitization Trust 2006-A10
July 27, 2006
Page 9 of 15

      against Counterparty, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Class A-1 Certificates and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

(j) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect and shall remain applicable to all other parties circumstances as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

      The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(k) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(l) Waiver of Jury Trial. Each party to this Agreement respectively waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement, any Credit Support Document or any of the transactions contemplated hereby.

(m) Limited Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements (except for the Pooling and Servicing Agreement or any applicable Transaction Document or Section 8 of the ISDA Form Master Agreement (to the extent that Section 8(c) of the ISDA Form Master Agreement is applicable)). For the avoidance of doubt, the foregoing shall not be construed to limit any right of the parties under this Agreement in respect of Sections 2(a)(iii), Section 2(c),
      Section 6(e) or any other right arising under the ISDA Form Master Agreement to net

Reference Number: FXNEC8555
Deutsche Bank National Trust Company, not in its individual capacity but solely as Trustee created under the Pooling and Servicing Agreement dated as of July 1, 2006 in respect of Residential Asset Securitization Trust 2006-A10
July 27, 2006
Page 10 of 15

      amounts payable under this Agreement, whether under Section 2, Section 6,
      Section 11 or otherwise.

(n) This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(o) Trustee Liability Limitations. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Deutsche Bank National Trust Company (DBNTC), not individually or personally but solely as Trustee of the Counterparty, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Counterparty is made and intended not as personal representations, undertakings and agreements by DBNTC but is made and intended for the purpose of binding only the Counterparty, (c) nothing herein contained shall be construed as creating any liability on DBNTC, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall DBNTC be personally liable for the payment of any indebtedness or expenses of the Counterparty or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Counterparty under this Agreement or any other related documents.

8) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of
      Section 6(b)(ii).

9) Regulation AB Compliance. BSFP and Counterparty agree that the terms of the
Item 1115 Agreement dated as of March 7, 2006 (the "Regulation AB Agreement"), among IndyMac Bank, F.S.B., IndyMac MSB, Inc. IndyMAC ABS and BSFP shall be incorporated by reference into this Agreement so that Counterparty shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A.

10) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

      "(g)  Relationship Between Parties.

            Each party represents to the other party on each date when it enters into a Transaction that:--

Reference Number: FXNEC8555
Deutsche Bank National Trust Company, not in its individual capacity but solely as Trustee created under the Pooling and Servicing Agreement dated as of July 1, 2006 in respect of Residential Asset Securitization Trust 2006-A10
July 27, 2006
Page 11 of 15

            (1) Nonreliance. (i) It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgement and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

            (2) Evaluation and Understanding.

            (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

            (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

            (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

            (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise."

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT OR ANY TRANSACTION COVERED HEREBY.

5.  Account Details and
    Settlement Information:     Payments to BSFP:
                                Citibank, N.A., New York
                                ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                                Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                                Sub-account  Number: 102-04654-1-3
                                Attention: Derivatives Department

Reference Number: FXNEC8555
Deutsche Bank National Trust Company, not in its individual capacity but solely as Trustee created under the Pooling and Servicing Agreement dated as of July 1, 2006 in respect of Residential Asset Securitization Trust 2006-A10
July 27, 2006
Page 12 of 15
                                Payments to Counterparty:
                                Deutsche Bank National Trust Company
                                ABA Number: 021001033
                                Account Number: 01419663
                                Account Name: NYLTD Funds Control/Stars West
                                Ref: RAST 2006-A10

am/lm

Reference Number: FXNEC8555
Deutsche Bank National Trust Company, not in its individual capacity but solely as Trustee created under the Pooling and Servicing Agreement dated as of July 1, 2006 in respect of Residential Asset Securitization Trust 2006-A10
July 27, 2006
Page 13 of 15

                                   SCHEDULE I

          (all such dates subject to adjustment in accordance with the
                            Business Day Convention)

                                                              Notional Amount
                                                              ---------------
   From and including                To but excluding              (USD)
   ------------------                ----------------              -----

     Effective Date                    25-Aug-2006             50,000,000.00
       25-Aug-2006                     25-Sep-2006             49,405,385.69
       25-Sep-2006                     25-Oct-2006             48,713,159.36
       25-Oct-2006                     25-Nov-2006             47,925,232.34
       25-Nov-2006                     25-Dec-2006             47,043,874.98
       25-Dec-2006                     25-Jan-2007             46,071,712.23
       25-Jan-2007                     25-Feb-2007             45,011,716.86
       25-Feb-2007                     25-Mar-2007             43,867,200.61
       25-Mar-2007                     25-Apr-2007             42,642,176.61
       25-Apr-2007                     25-May-2007             41,340,890.62
       25-May-2007                     25-Jun-2007             39,967,978.46
       25-Jun-2007                     25-Jul-2007             38,530,149.38
       25-Jul-2007                     25-Aug-2007             37,103,296.56
       25-Aug-2007                     25-Sep-2007             35,716,971.65
       25-Sep-2007                     25-Oct-2007             34,370,204.75
       25-Oct-2007                     25-Nov-2007             33,062,049.12
       25-Nov-2007                     25-Dec-2007             31,791,580.64
       25-Dec-2007                     25-Jan-2008             30,557,897.25
       25-Jan-2008                     25-Feb-2008             29,360,118.44
       25-Feb-2008                     25-Mar-2008             28,197,384.73
       25-Mar-2008                     25-Apr-2008             27,068,857.17
       25-Apr-2008                     25-May-2008             25,973,716.86
       25-May-2008                     25-Jun-2008             24,911,164.45
       25-Jun-2008                     25-Jul-2008             23,880,419.68
       25-Jul-2008                     25-Aug-2008             22,880,720.96
       25-Aug-2008                     25-Sep-2008             21,911,324.87
       25-Sep-2008                     25-Oct-2008             20,971,505.76
       25-Oct-2008                     25-Nov-2008             20,060,555.32
       25-Nov-2008                     25-Dec-2008             19,177,782.18
       25-Dec-2008                     25-Jan-2009             18,322,511.48
       25-Jan-2009                     25-Feb-2009             17,494,084.48
       25-Feb-2009                     25-Mar-2009             16,691,858.20
       25-Mar-2009                     25-Apr-2009             15,915,205.03
       25-Apr-2009                     25-May-2009             15,163,512.36
       25-May-2009                     25-Jun-2009             14,436,182.20

Reference Number: FXNEC8555
Deutsche Bank National Trust Company, not in its individual capacity but solely as Trustee created under the Pooling and Servicing Agreement dated as of July 1, 2006 in respect of Residential Asset Securitization Trust 2006-A10
July 27, 2006
Page 14 of 15


       25-Jun-2009                     25-Jul-2009             13,732,630.89
       25-Jul-2009                     25-Aug-2009             13,052,288.72
       25-Aug-2009                     25-Sep-2009             12,394,599.58
       25-Sep-2009                     25-Oct-2009             11,759,020.67
       25-Oct-2009                     25-Nov-2009             11,145,022.17
       25-Nov-2009                     25-Dec-2009             10,552,086.94
       25-Dec-2009                     25-Jan-2010              9,979,710.19
       25-Jan-2010                     25-Feb-2010              9,427,399.20
       25-Feb-2010                     25-Mar-2010              8,894,673.06
       25-Mar-2010                     25-Apr-2010              8,381,062.35
       25-Apr-2010                     25-May-2010              7,886,108.87
       25-May-2010                     25-Jun-2010              7,409,365.39
       25-Jun-2010                     25-Jul-2010              6,950,395.39
       25-Jul-2010                     25-Aug-2010              6,508,772.77
       25-Aug-2010                     25-Sep-2010              6,084,081.65
       25-Sep-2010                     25-Oct-2010              5,675,916.09
       25-Oct-2010                     25-Nov-2010              5,283,879.87
       25-Nov-2010                     25-Dec-2010              4,907,586.24
       25-Dec-2010                     25-Jan-2011              4,546,657.71
       25-Jan-2011                     25-Feb-2011              4,200,725.86
       25-Feb-2011                     25-Mar-2011              3,869,431.03
       25-Mar-2011                     25-Apr-2011              3,552,422.22
       25-Apr-2011                     25-May-2011              3,249,356.81
       25-May-2011                     25-Jun-2011              2,959,900.38
       25-Jun-2011                     25-Jul-2011              2,683,726.54
       25-Jul-2011                     25-Aug-2011              2,420,516.69
       25-Aug-2011                     25-Sep-2011              2,275,609.42
       25-Sep-2011                     25-Oct-2011              2,142,385.83
       25-Oct-2011                     25-Nov-2011              2,020,556.63
       25-Nov-2011                     25-Dec-2011              1,909,839.67
       25-Dec-2011                     25-Jan-2012              1,809,959.77
       25-Jan-2012                     25-Feb-2012              1,720,648.51
       25-Feb-2012                     25-Mar-2012              1,641,644.10
       25-Mar-2012                     25-Apr-2012              1,572,691.26
       25-Apr-2012                     25-May-2012              1,513,541.01
       25-May-2012                     25-Jun-2012              1,463,950.56
       25-Jun-2012                     25-Jul-2012              1,423,683.15
       25-Jul-2012                     25-Aug-2012              1,392,507.94
       25-Aug-2012                     25-Sep-2012              1,392,507.94
       25-Sep-2012                     25-Oct-2012              1,392,507.94

Reference Number: FXNEC8555
Deutsche Bank National Trust Company, not in its individual capacity but solely as Trustee created under the Pooling and Servicing Agreement dated as of July 1, 2006 in respect of Residential Asset Securitization Trust 2006-A10
July 27, 2006
Page 15 of 15


       25-Oct-2012                     25-Nov-2012              1,392,507.94
       25-Nov-2012                     25-Dec-2012              1,392,507.94
       25-Dec-2012                     25-Jan-2013              1,392,507.94
       25-Jan-2013                     25-Feb-2013              1,392,507.94
       25-Feb-2013                     25-Mar-2013              1,392,507.94
       25-Mar-2013                     25-Apr-2013              1,392,507.94
       25-Apr-2013                     25-May-2013              1,392,507.94
       25-May-2013                     25-Jun-2013              1,392,507.94
       25-Jun-2013                     25-Jul-2013              1,392,507.94
       25-Jul-2013                     25-Aug-2013              1,392,507.94
       25-Aug-2013                     25-Sep-2013              1,392,507.94
       25-Sep-2013                     25-Oct-2013              1,392,507.94
       25-Oct-2013                     25-Nov-2013              1,392,507.94
       25-Nov-2013                     25-Dec-2013              1,330,699.12
       25-Dec-2013                     25-Jan-2014              1,227,328.28
       25-Jan-2014                     25-Feb-2014              1,127,879.22
       25-Feb-2014                     25-Mar-2014              1,032,235.73
       25-Mar-2014                     25-Apr-2014               940,284.68
       25-Apr-2014                     25-May-2014               851,916.01
       25-May-2014                     25-Jun-2014               767,022.62
       25-Jun-2014                     25-Jul-2014               685,500.29
       25-Jul-2014                     25-Aug-2014               607,247.63
       25-Aug-2014                   Termination Date            564,905.22